--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1997


Dear Trust Shareholder:

      The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.


Sincerely,




/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                    ------------------------
    Laurence D. Fink                                        Ralph L. Schlosstein
    Chairman                                                President

                                                                January 31, 1997

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the six months ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLK". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:


---------------------------------------------------------------------------------------------
                            12/31/96       6/30/96        CHANGE          HIGH           LOW
---------------------------------------------------------------------------------------------
STOCK PRICE                  $7.875        $7.625          3.28%          $8.00        $7.375
---------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)         $8.91         $8.68          2.65%          $8.98         $8.60
---------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      After a torrid second quarter, the pace of economic growth slowed over the past six months. Largely softer economic data and continued moderation in the broad inflation measures during the third quarter allowed the Fed to leave short term interest rates unchanged at their August and September policy meetings. The Treasury market started the fourth quarter on a positive note due to the combination of the Federal Reserve's inaction with respect to interest rates and the weaker September non-farm payroll number. In addition to the favorable economic news, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market early in the fourth quarter. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4th rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence contributed to the market decline in late December.

      The market for mortgage-backed securities (MBS) modestly outperformed the broader investment grade bond market for the six months ended December 31, as the supply and demand technical conditions remained positive throughout the period. Strong demand from the mortgage agencies (Fannie Mae and Freddie Mac) helped support MBS prices even as mortgage rates fell and refinancing activity increased during October and November. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 4.99% total return versus the 4.90% return of the LEHMAN BROTHERS AGGREGATE INDEX.

      Corporate bond returns exceeded those of Treasuries and mortgage securities during the fourth quarter, underscoring a strong year for corporates as they outperformed Treasuries during every month in 1996. The demand for yield, a strong fundamental credit environment and the increased participation of foreign investors were the major influences which drove corporate bond prices higher and yields spreads to Treasuries narrower. BlackRock enters 1997 cautious on the corporate sector. Despite the sound credit environment of 1996 and positive credit momentum going into the new year, corporate bond spreads versus Treasuries are fairly narrow.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and June 30, 1996 asset composition.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
   COMPOSITION                               DECEMBER 31, 1996   JUNE 30, 1996
--------------------------------------------------------------------------------
   Mortgage Pass-Throughs                           24%               24%
--------------------------------------------------------------------------------
   Corporate Bonds                                  19%               15%
--------------------------------------------------------------------------------
   Taxable Zero Coupon Bonds                        18%               18%
--------------------------------------------------------------------------------
   U.S. Treasury Securities                          9%               10%
--------------------------------------------------------------------------------
   Stripped Mortgage-Backed Securities               8%                8%
--------------------------------------------------------------------------------
   Agency Multiple Class Mortgage Pass-Throughs      7%                7%
--------------------------------------------------------------------------------
   Adjustable Rate Mortgages                         5%                9%
--------------------------------------------------------------------------------
   Asset-Backed Securities                           5%                3%
--------------------------------------------------------------------------------
   Commercial Mortgage-Backed Securities             3%                3%
--------------------------------------------------------------------------------
   Municipal Bonds                                   2%                1%
--------------------------------------------------------------------------------
   CMO Residuals                                     0%                1%
--------------------------------------------------------------------------------
   Non-Agency Multiple Class Mortgage Pass-Throughs  0%                1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             RATING % OF CORPORATES
                                    --------------------------------------------
         CREDIT RATING              DECEMBER 31, 1996          JUNE 30, 1996
--------------------------------------------------------------------------------
       AAA or equivalent                    1%                       1%
--------------------------------------------------------------------------------
       AA or equivalent                     9%                      11%
--------------------------------------------------------------------------------
        A or equivalent                    59%                      54%
--------------------------------------------------------------------------------
       BBB or equivalent                   31%                      34%
--------------------------------------------------------------------------------

      As we have discussed in the Trust's recent reports, we have been seeking to achieve the Trust's primary investment objective of returning $10 per share to investors on or about its termination date by emphasizing the purchase of investment grade corporate bonds with maturity dates on or shortly before the Trust's scheduled termination date. As of year-end, 19% of the Trust's assets were invested in corporates, an increase of 4% since June 30, 1996 and 11% since December 31, 1995. To a lesser degree, the Trust has also been buying commercial mortgage-backed securities (CMBS), which are securities backed by commercial (as opposed to the more traditional residential) mortgage loans. CMBS deals are typically issued in several pieces, or tranches, which carry different maturity dates and credit ratings. Whenever possible, we have bought tranches which fit the Trust's maturity profile.

      To fund the purchase of finite, or "bullet", maturity securities such as corporates and CMBS, we have been selling bonds whose maturities may extend beyond the Trust's termination date (we consider these bonds to have "tail risk"). In our efforts to eliminate these bonds from the portfolio, a particular focus has been placed on reducing mortgage-backed securities (MBS), whose actual maturity dates may fluctuate depending on interest rate movements. Additionally, MBS offer less predictable cash flows than corporates, which typically pay semi-annually. We believe that the strategy of reducing the Trust's "tail risk" will enhance the Trust's ability to return its initial offering price upon termination. Additionally, the Trust's increased corporate holdings may help produce a more stable income stream.

      We appreciate your continued confidence and look forward to managing The BlackRock 2001 Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at FUNDS@BFM.COM.


Sincerely,




/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                        THE BLACKROCK 2001 TERM TRUST INC
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                            BLK
--------------------------------------------------------------------------------
   Initial Offering Date:                                   July 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/96:                           $7.875
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/96:                               $8.91
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/96 ($7.875) 1:        5.08%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                      $0.0333
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                   $0.40
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------
           PRINCIPAL
             AMOUNT                                                   VALUE
 RATING*      (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------

                        LONG-TERM INVESTMENTS--149.4%
                        MORTGAGE PASS-THROUGHS--32.8%
                        Federal Home Loan Mortgage
                          Corporation,
             $  1,945@    6.50%, 12/01/99 - 10/01/25 .......   $    1,859,199
                3,509     7.50%, 07/01/13 - 11/01/23 .......        3,512,364
               18,136     8.00%, 07/01/08 - 03/01/23 .......       18,547,410
               24,464     8.144%, 12/01/01,
                            7 Year Multifamily .............       25,504,154
               23,607     8.50%, 02/01/08 - 09/01/24 .......       24,528,633
               10,331     8.60%, 05/01/02,
                            7 Year Multifamily .............       10,821,699
                        Federal National Mortgage
                          Association,
                8,007    6.125%, Series 1993-M2,
                           Class M2-H, 11/25/03,
                           Multifamily .....................        7,961,696
               88,000@   7.00%, 12/01/99, 7 Year ...........       88,357,280
               23,686@   7.00%, 01/01/99 - 07/01/27 ........       23,160,838
                9,064    7.50%, 09/01/07 ...................        9,189,930
                6,557    7.66%, 01/01/01,
                           7 Year Multifamily ..............        6,748,259
               10,627    7.695%, 05/01/01,
                           Multifamily .....................       10,812,917
               18,000    7.778%, 07/01/01,
                           7 Year Multifamily ..............       18,705,217
               11,389    7.79%, 02/01/01,
                           7 Year Multifamily ..............       11,757,361
               15,129    8.00%, 03/01/01,
                           7 Year Multifamily ..............       15,703,486
               11,438    8.00%, 03/01/01 - 12/01/23 ........       11,731,630
                3,732    8.49%, 04/01/01
                           7 Year Multifamily ..............        3,909,508
                9,792    8.50%, 11/01/03 - 09/01/10,
                           15 Year .........................       10,188,567
                2,455    8.69%, 04/01/01,
                           7 Year Multifamily ..............        2,574,721

                        Government National
                          Mortgage Association,
               22,631@    7.00%, 12/15/99 - 09/15/24 .......       22,140,887
                9,634     8.00%, 01/15/23 - 06/15/24 .......        9,827,061
                7,532     8.50%, 05/15/18 - 06/15/23 .......        7,805,273
               47,989     9.00%, 04/15/16 - 11/15/17 .......       51,482,586
               17,028     9.50%, 03/15/16 - 12/15/17 .......       18,462,106
                                                                 ------------
                                                                  415,292,782
                                                                 ------------

                        MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS--15.4%
     AAA          531   Collateralized Mortgage
                          Securities Corporation,
                          Series F, Class F-4A,
                          11/01/15 .........................          548,073

                        Federal Home Loan Mortgage
                          Corporation, Multiclass
                          Mortgage Participation
                          Certificates,
                4,076     Series G-29, Class G-29-IA,
                            06/25/20 (I) ...................          488,212
               23,558     Series G-30, Class G-30-J,
                            02/25/19 (I) ...................        3,777,489
               23,082     Series G-32, Class G-32-PT,
                            02/25/19 (I) ...................        3,038,523
                3,714     Series 269, Class 269-I,
                            08/01/22 .......................        3,944,068
               30,437     Series 1261, Class 1261-H,
                            08/15/19 .......................       30,867,727
                4,700     Series 1378, Class 1378-DA,
                            01/15/18 .......................        1,446,843
                   62     Series 1388, Class 1388-G,
                            05/15/06 .......................        1,109,315
               62,440     Series 1546, Class 1546-SF,
                            12/15/21 (I) ...................        3,070,198
               40,725     Series 1605, Class 1605-S,
                            08/15/06 (ARM) .................        1,323,573
                2,425     Series 1606, Class 1606-Sb,
                            11/15/08 (ARM) .................        2,391,875
               18,780     Series 1621, Class 1621-SJ,
                            10/15/20 (ARM) .................          978,626
                8,947     Series 1628, Class 1628-SJ,
                            12/15/23 (ARM) .................        8,167,922
                7,340     Series 1629, Class 1629-MS,
                            11/15/21 .......................        6,679,236
               28,404     Series 1640, Class 1640-SD,
                            12/15/00 (ARM) .................          783,666
              143,000     Series 1809, Class 1809-SC,
                            12/15/23 (ARM) .................       14,389,375
                         Federal National Mortgage
                           Association, REMIC
                           Pass-Through Certificates,
                6,034      Trust 1990-144, Class 144-W,
                             12/25/20 ......................        6,619,929
                   86      Trust 1991-163, Class 163-SA,
                             12/25/21 (ARM) ................          909,305
               15,000      Trust 1992-43, Class 43-SE,
                             04/25/22 (ARM) ................       14,962,950
                2,930      Trust G1992-50, Class 50-S,
                             08/25/22 (ARM) ................          591,520
               10,000      Trust 1992-122, Class 122-PJ,
                             06/25/19 ......................       10,283,000
                1,800      Trust 1992-184, Class 184-SA,
                             06/25/22 (ARM) ................        1,950,416
                1,500      Trust G1993-17,Class 17-SH,
                             04/25/23 (ARM) ................          940,620

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
             AMOUNT                                                   VALUE
 RATING*      (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                        MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS (CONT'D)
             $ 64,749     Trust G1993-31,Class 31-PS,
                            08/25/18 (ARM) .................   $    2,364,645
                1,735     Trust 1993-58,Class 58-C,
                            04/25/23 (ARM) .................        1,237,169
                9,019     Trust 1993-68, Class 68-PJ,
                            11/25/06 (I) ...................          938,788
                2,050     Trust 1993-71, Class 71-PG,
                            07/25/06 .......................        2,018,656
                1,617     Trust 1993-99, Class 99-SB,
                            07/25/23 (ARM) .................        1,547,794
                2,110     Trust 1993-117, Class 117-S,
                            07/25/08 (ARM) .................        1,968,522
                1,585     Trust 1993-121, Class 121-SE,
                            02/25/23 (ARM) .................        1,218,368
               15,350     Trust 1993-152, Class 152-D,
                            08/25/23 (P) ...................       12,989,938
                9,012     Trust 1993-196, Class 196-SM,
                            10/25/08 (ARM) .................        7,644,910
               75,626     Trust 1993-202, Class 202-SL,
                            11/25/23 (ARM) .................        3,970,359
                7,141     Trust 1993-214, Class 214-SO,
                            12/25/08 (ARM) .................        6,202,009
               35,119     Trust 1993-240, Class 240-PS,
                            09/25/12 (ARM) .................        1,130,381
                2,857     Trust 1994-42, Class 42-SM,
                            01/25/24 (ARM) .................        2,774,935
                7,992     Trust 1994-46, Class 46-B,
                            11/25/23 (P) ...................        7,429,895
                2,396     Trust 1994-53, Class 53-DA,
                            11/25/23 (P) ...................        1,888,906
                7,300     Trust 1996-24, Class 24-SB,
                            10/25/08 (ARM) .................        1,478,250
                9,471     Trust 1996-40, Class 40-SG,
                            03/25/09 (ARM) .................        1,917,800
               12,640     Trust 1996-T6, Class T6-C,
                            02/26/01 .......................       12,482,321
                3,458     Trust 1996-T6, Class T6-D,
                            02/26/01 .......................        3,459,953
                4,989     Government National Mortgage
                            Association, Trust 1994-1,
                            Class 1-PL, 06/16/24 (I) .......          867,705
                                                                 ------------
                                                                  194,793,765
                                                                 ------------
                          COMMERCIAL MORTGAGE BACKED
                          SECURITIES--4.1%
     BBB       10,000     CBA Mortgage Corporation,
                          Series 1993-C1,Class D,
                            12/25/03 .......................       10,101,422
     AA         2,000     KPAC, Series 1994-C1,
                            Class B, 02/01/06 ..............        2,006,346
     AAA        5,200     PaineWebber Mortgage
                            Acceptance Corp., Series 1995-
                            M1,Class 1, 01/15/07 ...........        5,190,695
     BBB+       6,000     Phoenix Real Estate
                            Incorported, Series 1993-1,
                              11/25/23 .....................        6,091,875
                        Resolution Trust Corporation,
     AA-        6,771       Series 1992-C6, Class B,
                              07/25/24 .....................        6,805,060
     A          5,684       Series 1994-C2, Class D,
                              02/25/25 .....................        5,796,004
     BBB        3,000       Series 1995-C1, Class D,
                              02/25/27 .....................        2,877,188
     AAA       12,800       Structured Asset Securities
                            Corporation, Series 1996-1,
                              02/25/28                             12,477,773
                                                                 ------------
                                                                   51,346,363
                                                                 ------------

                          CORPORATE BONDS--25.2%
                          BANKING AND FINANCE--13.3%
     A3         1,300     Amsouth Bancorporation,
                            6.75%, 11/01/25 ................        1,264,563
     A-         5,000     Aristar Incorporated,
                            7.25%, 06/15/01 ................        5,108,844
                          Associates Corporation,
     AA-        5,000       6.68%, 07/25/00 ................        5,145,145
     AA-        5,000       7.46%, 03/28/00 ................        5,028,382
     AA-        1,000       7.875%, 09/30/01 ...............        1,049,993
     A-        15,000     Donaldson, Lufkin &Jenrette,
                            5.625%, 02/15/16 ...............       14,456,100
     BBB        7,500     Eras Usa Finance Company,
                            7.00%, 06/15/00 ................        7,592,868
     BBB        5,000     Fireman's Corporation,
                            8.875%, 10/15/01 ...............        5,359,600
     A+         6,750     Goldman, Sachs Group LP,
                            6.20%, 12/15/00 ................        6,604,065
     BBB+       5,000     Great WesternFinancial
                            Corporation,
                            6.375%, 07/01/00 ...............        4,962,429
                          Household Finance
                          Corporation,
     A          7,000       6.65%, 05/26/98 ................        7,059,710
     A          4,000       7.45%, 04/01/00 ................        4,097,240
     A1         5,700     MeridianBancorp Incorporated,
                            6.625%, 06/15/00 ...............        5,719,429
                          Merrill Lynch &Co. Incorporated,
     A+         7,200       6.00%, 01/15/01 ................        7,061,472
     A+         5,800       6.00%, 03/01/01 ................        5,673,132
     A+         3,800     Morgan Stanley Incorporated,
                            5.75%, 02/15/01 ................        3,682,999

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
             AMOUNT                                                   VALUE
 RATING*      (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------

                          BANKING AND FINANCE--(CONT'D)
     A+      $ 10,000     Nationsbank Corporation,
                            7.00%, 09/15/01 ................   $   10,131,100
     BBB+       5,000     Potomac Capital Corporation
                            6.73%, 08/09/99 ................        4,996,121
     BBB+      12,500     Salomon Incorporated,
                            6.625%, 11/30/00 ...............       12,426,625
     A-         4,000     Sanwa Business Credit,
                            7.25%, 09/15/01 ................        4,079,767
     A          1,925     Security Pacific Corporation,
                            11.00%, 03/01/01 ...............        2,228,338
                          Smith Barney Holdings Incorporated,
     A2        13,000       6.625%, 06/01/00 ...............       13,030,810
     A2         3,600       7.00%, 05/15/00 ................        3,650,089
     BBB-       6,880     Terra Nova Insurance United
                          Kingdom Holdings PLC,
                            10.75%, 07/01/05 ...............        7,791,600
     A         15,000     Transamerica Finance Corporation,
                            6.75%, 06/01/00 ................       15,097,599
     BBB+       5,000     Union Planters National Bank,
                            6.76%, 10/30/01 ................        4,999,284
                                                                 ------------
                                                                  168,297,304
                                                                 ------------

                          CORPORATE BONDS--
                            INDUSTRIAL-- 4.6%
     A+        10,000     Ford Motor Credit,
                            6.18%, 12/27/01 ................        9,782,028
     A-        20,600     General Motors Acceptance
                          Corporation,
                            6.125%, 09/18/98 ...............       20,591,051
                          RJR Nabisco Brands Incorporated,
     BBB        9,000       8.00%, 01/15/00 ................        9,334,710
     BBB-       6,000       8.00%, 07/15/01 ................        6,029,882
                          Sears Roebuck & Company,
     A2         4,250       6.50%, 06/15/00 ................        4,252,210
     A2         5,000       7.29%, 04/24/00 ................        5,102,173
     Baa2       3,500     Tenneco Credit Corporation,
                            7.875%, 10/01/02 ...............        3,638,630
                                                                 ------------
                                                                   58,730,684
                                                                 ------------
                          CORPORATE BONDS--
                          UTILITIES--0.7%
     BBB        9,000     Pacificorp Holdings,
                            6.75%, 04/01/01 ................        8,970,847
                                                                 ------------
                          CORPORATE BONDS--
                          YANKEE -- 6.6%
                          African Development,
     AA1        5,000       7.75%, 12/15/01 ................        5,256,575
     Aaa        3,350       8.625%, 05/01/01 ...............        3,617,733
     BBB-       8,000     Columbia (Republic of),
                            8.00%, 06/14/01 ................        8,130,234
     BBB-      15,000     Empresa Electric Guacolda,
                            7.60%, 04/30/01 ................       15,184,537
     AA        14,000     Italy (Republic of),
                            Zero Coupon, 01/10/01 ..........       10,832,500
     A3         6,500     Slovenia (Republic of),
                            7.00%, 08/06/01 ................        6,571,691
     A+        18,000     Quebec (Province of),
                            9.125%, 08/22/01 ...............       19,617,336
     A-        15,000     US Remittance Master,
                            7.57%, 01/01/01 ................       14,889,844
                                                                 ------------
                                                                   84,100,450
                                                                 ------------
                          ASSET-BACKED SECURITIES--6.3%
     AAA       10,200     Amresco Securitized Interest,
                            Series 1996-1, Class A,
                            8.10%, 04/26/26 ................       10,216,163
     AAA       36,032     Chase Manhattan Grantor Trust,
                            Series 1996-B, Class A,
                            6.61%, 09/15/02 ................       36,279,934
     AAA       35,000     Citibank Credit Card Trust,
                            Series 1996-I, Class A,
                            5.79%, 02/07/03 ................       26,927,950
     AAA        6,043     Nationsbank Auto Grantor Trust
                            Series 1995-A, Class A,
                            5.85%, 06/15/02 ................        6,031,778
                                                                 ------------
                                                                   79,455,825
                                                                 ------------
                        STRIPPED MORTGAGE-BACKED
                          SECURITIES--11.1%
     Aaa           65   CMO Mortgage Investors Trust,
                          Collateralized Mortgage
                          Obligations, Trust 7, Series P,
                            09/22/21 (I/O) .................        1,027,988
                        Collateralized Mortgage Securities
                          Corporation,
     AAA          225     Series 1990-3, Class R,
                            05/25/20 (I/O) .................          481,288
     AAA           19     Series 1990-5, Class 5-L,
                            09/20/20 (I/O) .................           29,281
     AAA           49     Series 1991-9, Class M,
                            11/20/21 (I/O) .................          829,926
                        Federal Home Loan Mortgage
                          Corporation,
                   80     Series G-002, Class G-002-N,
                            03/25/22 (I/O) .................        3,860,000
                   66     Series 113, Class 113-N,
                            05/15/21 (I/O) .................        1,932,153
                  135     Series 181, Class 181-F,
                            08/15/21 (I/O) .................        2,740,500
                   77     Series 1018, Class 1018-I,
                            11/15/20 (I/O) .................        2,566,100
                   17     Series 1125, Class 1125-F,
                            08/15/21 (I/O) .................          515,698
                   50     Series 1185, Class 1185-C,
                            12/15/06 .......................        1,023,007
                   23     Series 1189, Class 1189-I,
                            01/15/22 (I/O) .................          693,390
                   23     Series 1190, Class 1190-V,
                            01/15/22 (I/O) .................          878,414
                   39     Series 1274, Class 1274-Y,
                            05/15/22 (I/O) .................        1,157,879
                   40     Series 1283, Class 1283-X,
                            06/15/22 (I/O) .................        1,207,495
                1,012     Series 1338, Class 1338-Q,
                            08/15/07 (P/O) .................          838,068
                   68     Series 1404, Class 1404-E,
                            01/15/06 (I/O) .................        1,144,845
                   30     Series 1418, Class 1418-K,
                            06/15/22 (I/O) .................        2,037,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
             AMOUNT                                                   VALUE
 RATING*      (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------

                        STRIPPED MORTGAGE-BACKED
                        SECURITIES--(CONT'D)
                        Federal Home Loan Mortgage
                          Corporation,
             $  7,350   Series 1422, Class 1422-IB,
                            11/15/07 (I/O) .................   $    1,451,711
               15,048   Series 1432, Class 1432-JA,
                            12/15/06 (I/O) .................        1,659,940
               32,598   Series 1506, Class 1506-SA,
                            01/15/05 (ARM) (I/O) ...........          896,438
                8,068   Series 1662, Class 1662-PO,
                            01/15/09 (P/O) .................        6,091,158
               42,760   Series 1696, Class 1696-A,
                            11/15/23 (P/O) .................       17,919,020
                3,271   Series 1721, Class 1721-OC,
                            05/15/24 (P/O) .................        1,407,565
               52,664   Series 1790, Class 1790-D,
                            11/15/23 (ARM) (I/O) ...........        1,349,519
                5,416   Series 1849, Class 1849-EL,
                            12/15/08 (ARM) (I/O) ...........        1,045,882
                3,706   Series 1900, Class 1900-SD,
                            01/15/23 (ARM) (I/O) ...........        1,061,861
                        Federal National Mortgage
                          Association,
                2,963   Trust 2, Class 2,
                            02/01/17 (I/O) .................          881,181
                4,071   Trust 3, Class 1,
                            02/01/17 (P/O) .................        3,098,863
                3,170   Trust 5, Class 1,
                            09/01/17 (P/O) .................        2,362,626
               16,731   Trust 25, Class 2,
                            02/10/13 (I/O) .................        1,751,520
                2,048   Trust 34, Class 2,
                            05/01/18 (I/O) .................          629,254
                1,074   Trust 58, Class 2,
                            12/01/18 (I/O) .................          328,983
                1,682   Trust 60, Class 1,
                            01/01/19 (P/O) .................        1,328,019
               54,886   Trust 226, Class 2,
                            06/01/23 (I/O) .................       15,487,831
                   22   Trust 1990-76, Class 76-N,
                            07/25/20 (I/O) .................           68,095
                   28   Trust 1990-106, Class 106-K
                            09/25/20 (I/O) .................          856,977
                   36   Trust 1991-17, Class 17-H,
                            03/25/21 (I/O) .................        1,305,120
                   13   Trust 1991-29, Class 29-J,
                            04/25/21 (I/O) .................          459,414
                   28   Trust 1991-G46, Class G46-K,
                            12/15/09 (I/O) .................          839,598
                   38   Trust 1991-80, Class 80-Q,
                            07/25/21 (I/O) .................        1,147,614
                2,289   Trust 1991-167, Class 167-B,
                            10/25/17 (P/O) .................          898,546
                   30   Trust G1992-5, Class 5-E,
                            01/25/22 (I/O) .................        1,597,413
                   70   Trust 1992-44, Class 44-L,
                            04/25/07 (I/O) .................        2,335,199
               15,117   Trust 1992-G45, Class G45 -B,
                            08/25/22 (I/O) .................        4,322,636
                   22   Trust 1992-48, Class 48-J,
                            04/25/07 (I/O) .................          821,056
                  109   Trust 1993-20, Class 20-PT,
                            02/25/19 (I/O) .................        2,302,883
                1,270   Trust 1993-32, Class 32-C,
                            09/25/23 (P/O) .................        1,081,581
                5,369   Trust 1993-48, Class 48-B,
                            04/25/08 (P/O) .................        4,317,828
                4,030   Trust 1993-128, Class 128-B,
                            07/25/23 (P/O) .................        3,677,360
                8,586   Trust 1993-150, Class 150-B,
                            09/25/20 (P/O) .................        8,054,014
                2,255   Trust 1993-151, Class 151-E,
                            05/25/23 (P/O) .................        2,061,971
               11,509   Trust 1994-8, Class 8-G,
                            11/25/23 (P/O) .................        7,554,176
                4,703   Trust 1994-53, Class 53-EA,
                            11/25/23 (P/O) .................        2,646,859
               19,313   Trust 1994-61, Class 61-DB,
                            03/25/24 (P/O) .................       12,263,928
                                                                 ------------
                                                                  140,326,671
                                                                 ------------
                        COLLATERALIZED MORTGAGE
                          OBLIGATION RESIDUALS**--0.2%
     AAA           10     Fleet Mortgage Securities, Inc.,
                            Series 1989-3, Class R,
                            09/01/19# ......................          689,000
     AAA       10,000     Residential Resources
                            Incorporated, Mortgage
                            Collateral Bond, Series 9,
                            Class R, 10/01/18# .............        1,628,178
     AAA          499     Shearson Lehman Brothers,
                            Series F, Class R, 02/20/18# ...          324,311
     AAA       10,000     Smith Barney Mortgage Capital
                            Trust, Series 10, Class R,
                            10/01/19# ......................          191,218
                                                                 ------------
                                                                    2,832,707
                                                                 ------------
                        U.S. GOVERNMENT SECURITY--27.4%
                        U.S. Treasury Bonds,
               55,000+    6.500%, 11/15/26 .................       53,977,550
              102,350+    6.875%, 08/15/25 .................      104,365,272
                        U.S. Treasury Notes,
               86,420++   6.000%, 08/15/99 .................       86,406,172
               50,000++   6.250%, 10/31/01 .................       50,047,000
                3,000     6.375%, 09/30/01 .................        3,017,821
               48,000++   6.500%, 10/15/06 .................       48,262,560
                                                                 ------------
                                                                  346,076,375
                                                                 ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
             AMOUNT                                                   VALUE
 RATING*      (000)           DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                        TAXABLE ZERO COUPON BONDS--24.1%
                        Financing Corporation
                          (FICO Strips),
             $  5,311     02/08/01 .........................   $    4,109,386
                4,472     03/26/01 .........................        3,431,500
                1,660     04/05/01 .........................        1,271,875
                7,334     05/02/01 .........................        5,588,948
                2,513     05/11/01 .........................        1,913,398
               22,134     06/06/01 .........................       16,779,564
                2,360     10/05/01 .........................        1,749,562
                        Government Trust Certificates,
                2,500     11/15/99 .........................        2,107,225
                6,597     05/15/02 .........................        4,735,195
                4,000     11/15/02 .........................        2,778,120
                        U.S. Treasury Receipt,
               30,000     02/15/01 .........................       23,337,600
              308,000+    05/15/01 .........................      236,112,660
                1,016     11/15/01 .........................          754,959
                                                                -------------
                                                                  304,669,992
                                                                -------------


                          MUNICIPAL BONDS--2.1%
     AAA        1,000     Kern County California Pension
                            Obligation, 6.27%, 08/15/01 ....          990,330
     AAA        2,035     Long Beach California Pension
                            Obligation, 6.45%, 09/01/01 ....        2,028,875
     AAA        6,000     Los Angeles County
                            California Pension, Series D,
                            6.38%, 06/30/01 ................        5,968,740
     AAA        6,235     Massachusetts Housing
                            Finance Agency, Series 1991-B,
                            Class B, 6.85%, 10/01/20 .......        5,857,471
     BBB+       5,000     New York City, G.O., Series 1,
                            6.40%, 03/15/01 ................        4,941,800
     Baa1       3,345     New York State Housing
                            Finance Agency, Series B,
                            7.14%, 03/15/02 ................        3,379,654
     Baa1       2,000     New York State Urban Development,
                            6.90%, 04/01/01 ................        2,004,880
     AA         1,000     St. Joseph's Health System
                            California, 7.02%, 07/01/01 ....        1,011,240
                                                                -------------
                                                                   26,182,990
                                                                -------------
                          PUT OPTION PURCHASED--0.7%
                5,500     U.S. Treasury 7.00%,
                            07/15/06 @ $102, Expires
                            07/02/97 .......................        8,335,800
                                                                -------------
                          Total investments before
                            investments sold
                            short--149.4%
                            (cost $1,921,258,063) ..........   $1,889,412,555
                                                               --------------
                          INVESTMENTS SOLD SHORT--(15.4%)
            $ 193,000     U.S. Treasury Bonds,
                            6.750%, 08/15/26 (proceeds
                            $184,842,813)                       (194,447,500)
                                                               --------------
                          Total investments net of
                          investments sold
                            short--134.0% ..................    1,694,965,055
                          Liabilities in excess of other
                            assets--(34.0%) ................     (429,909,627)
                                                               --------------
                            NET ASSETS--100% ...............   $1,265,055,428
                                                               ==============



----------
    * Using the higher of Standard & Poor's or Moody's rating.
   ** Illiquid securities representing 0.15% of portfolio assets.
    # Private placements restricted as to resale.
    + Partial principal amount pledged as collateral for reverse repurchase agreements.
   ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
    @ Includes mortgage dollar roll of $106,414,875, see Note 4.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
     ARM    --Adjustable  Rate  Mortgage.
     CMO    --Collateralized   Mortgage Obligation.
     I      --Denotes CMO with Interest Only Characteristics.
     I/O    --Interest Only.
     P      --Denotes CMO with Principal Only Characteristics.
     P/O    --Principal Only.
     REMIC  --Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value
  (cost $1,921,258,063) (Note 1) ......................   $1,889,412,555
Deposits with brokers as collateral for
  investments sold short (Note 1) .....................      202,644,630
Receivable for investments sold .......................       26,442,915
Interest receivable ...................................       19,940,918
Deferred organization expenses and
  other assets ........................................          128,702
                                                          --------------
                                                           2,138,569,720
                                                          --------------

LIABILITIES
Reverse repurchase agreements (Note 4) ................      541,053,625
Investments sold short, at value
  (proceeds $184,842,813) (Note 1) ....................      194,447,500
Payable for investments purchased .....................      113,509,185
Bank overdraft ........................................          224,238
Interest payable ......................................        7,065,336
Swap options written, at value
  (premiums received $10,150,000) .....................       10,737,000
Unrealized depreciation on interest rate caps
  (Notes 1 & 3) .......................................          145,000
Dividends payable .....................................        4,728,952
Due to broker-variation margin ........................            5,083
Advisory fee payable (Note 2) .........................          432,386
Administration fee payable (Note 2) ...................          108,096
Other accrued expenses ................................        1,057,891
                                                          --------------
                                                             873,514,292
                                                          --------------
NET ASSETS ............................................   $1,265,055,428
                                                          ==============

Net assets were comprised of:
  Common stock, at par (Note 5) .......................        1,420,106
  Paid-in capital in excess of par ....................    1,338,223,236
                                                          --------------
                                                           1,339,643,342
  Undistributed net investment income .................       33,229,264
  Accumulated net realized loss .......................      (65,634,983)
  Net unrealized depreciation .........................      (42,182,195)
                                                          --------------
  Net assets, December 31, 1996 .......................   $1,265,055,428
                                                          ==============
Net asset value per share:
($1,265,055,428 / 142,010,583 shares of
common stock issued and outstanding) ..................            $8.91
                                                                   =====

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest (including net amortization of premium
    of $2,453,350 and net of interest expense
    of $17,690,562) ...................................   $   48,627,199
                                                          --------------

Operating expenses
  Investment advisory .................................        2,519,536
  Administration ......................................          629,884
  Custodian ...........................................          175,720
  Reports to shareholders .............................          194,556
  Transfer agent ......................................           70,382
  Audit ...............................................
       43,737
  Directors ...........................................           36,951
  Legal ...............................................           16,339
  Miscellaneous .......................................          275,560
                                                          --------------
    Total operating expenses ..........................        3,962,665
                                                          --------------
  Net investment income before excise tax .............       44,664,534
  Excise tax ..........................................          489,383
                                                          --------------
  Net investment income ...............................       44,175,151
                                                          --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .........................................        4,272,901
  Short sales .........................................         (223,501)
  Futures .............................................       (9,955,477)
                                                          --------------
                                                              (5,906,077)
                                                          --------------

Net change in unrealized appreciation
  (depreciation) on:
  Investments .........................................       31,274,094
  Short sales .........................................       (3,593,650)
  Options .............................................         (587,000)
  Futures .............................................           (6,539)
                                                          --------------
                                                              27,086,905
                                                          --------------
Net gain on investments ...............................       21,180,828
                                                          --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................   $   65,355,979
                                                          --------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------


INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
  Interest received, net of interest purchased ........   $   64,030,386
  Operating expenses and excise taxes paid ............       (3,628,929)
  Interest expense paid ...............................      (16,808,197)
  Purchase of long-term portfolio investments .........   (1,528,044,120)
  Sale of long-term portfolio investments .............    1,325,121,003
  Other ...............................................          (21,804)
                                                          --------------
  Net cash flows used for operating
    activities ........................................     (159,351,661)
                                                          --------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ...........      188,296,187
  Dividends paid ......................................      (29,007,775)
                                                          --------------
  Net cash flows provided by financing
    activities ........................................      159,288,412
                                                          --------------
Net decrease in cash ..................................          (63,249)
Cash at beginning of period ...........................           63,249
                                                          --------------
Cash at end of period .................................   $           --
                                                          --------------

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO NET
CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ..........................................   $   65,355,979
                                                          --------------
Increase in investments ...............................     (147,658,295)
Net realized loss .....................................        5,906,077
Decrease in unrealized depreciation ...................      (27,086,905)
Decrease in unrealized depreciation on
  interest rate cap ...................................         (606,500)
Increase in interest receivable .......................       (2,287,375)
Increase in receivable for investments sold ...........       (4,616,238)
Increase in broker-variation margin ...................            8,675
Increase in deposits with brokers .....................      (16,164,630)
Increase in deferred and prepaid assets ...............          (21,804)
Decrease in payable for investments purchased .........      (56,849,671)
Increase in payable for securities
  sold short ..........................................       12,226,540
Increase in payable for swap option ...................       10,737,000
Increase in interest payable ..........................          882,365
Increase in accrued expenses and other
liabilities ...........................................          823,121
                                                          --------------
  Total adjustments ...................................     (224,707,640)
                                                          --------------
Net cash flows used for operating
  activities ..........................................   $ (159,351,661)
                                                          ==============

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------


                                     SIX MONTHS
                                         ENDED            YEAR ENDED
                                  DECEMBER 31, 1996      JUNE 30, 1996
                                  -----------------      -------------
INCREASE (DECREASE)
IN NET ASSETS

Operations:
  Net investment income ........    $   44,175,151     $   82,042,926

  Net realized loss
    on investments, short
    sales and futures ..........        (5,906,077)        (2,707,803)

  Net change in unrealized
    appreciation (depreciation)
    on investments, short sales,
    options and futures ........        27,086,905        (21,017,940)
                                    --------------     --------------

  Net increase
    in net assets resulting
    from operations ............        65,355,979         58,317,183

Dividends from net
 investment income .............       (33,102,483)       (63,904,500)
                                    --------------     --------------


Net increase (decrease) ........        32,253,496         (5,587,317)


NET ASSETS
Beginning of period ............     1,232,801,932      1,238,389,249

                                     -------------     --------------

End of period ..................    $1,265,055,428     $1,232,801,932
                                    ==============     ==============

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  SIX MONTHS
                                                                     ENDED                YEAR ENDED JUNE 30,
                                                                  DECEMBER 31,       ---------------------------
                                                                      1996              1996              1995
                                                                  ----------         ----------       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................     $     8.68         $     8.72       $     8.32
                                                                  ----------         ----------       ----------
  Net investment income (net of $0.12 $0.22, $0.27, $0.12 and
    $0.04, respectively, of interest expense) ...............           0.31               0.58             0.61
  Net realized and unrealized gain (loss) on investments,
    short sales, options and futures ........................           0.15              (0.17)            0.42
                                                                  ----------         ----------       ----------
Net increase (decrease) from investment operations ..........           0.46               0.41             1.03
                                                                  ----------         ----------       ----------
Dividends from net investment income ........................          (0.23)             (0.45)           (0.63)
                                                                  ----------         ----------       ----------
Capital charge with respect to issuance of shares ...........             --                 --               --
                                                                  ----------         ----------       ----------
Net asset value, end of period** ............................     $     8.91         $     8.68       $     8.72
                                                                  ==========         ==========       ==========
Market value, end of period** ...............................     $    7.875         $    7.625       $     7.50
                                                                  ==========         ==========       ==========
TOTAL INVESTMENT RETURN+ ....................................           6.40%              7.83%            1.61%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses+++ .......................................           0.63%++            0.64%            0.63%
Net investment income .......................................           7.01%++            6.57%            7.28%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ...........................     $1,249,700         $1,248,679       $1,181,411
Portfolio turnover ..........................................             67%               216%             107%
Net assets, end of period (in thousands) ....................     $1,265,055         $1,232,802       $1,238,389
Reverse repurchase agreements outstanding, end of period
  (in thousands) ............................................     $  541,054         $  352,757       $  489,335
Asset coverage@ .............................................     $    3,338         $    4,495       $    3,531



                                                                                   AUGUST 28,
                                                                     YEAR            1992*
                                                                    ENDED             TO
                                                                   JUNE 30,         JUNE 30,
                                                                     1994            1993
                                                                   --------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................     $     9.62       $     9.45
                                                                  ----------       ----------
  Net investment income (net of $0.12 $0.22, $0.27, $0.12 and
    $0.04, respectively, of interest expense) ...............           0.64             0.66
  Net realized and unrealized gain (loss) on investments,
    short sales, options and futures ........................          (1.23)            0.07
                                                                  ----------       ----------
Net increase (decrease) from investment operations ..........          (0.59)            0.73
                                                                  ----------       ----------
Dividends from net investment income ........................          (0.71)           (0.54)
                                                                  ----------       ----------
Capital charge with respect to issuance of shares ...........             --            (0.02)
                                                                  ----------       ----------

Net asset value, end of period** ............................     $     8.32       $     9.62
                                                                  ==========       ==========
Market value, end of period** ...............................     $     8.00       $   9.375#
                                                                  ==========       ==========
TOTAL INVESTMENT RETURN+ ....................................          (7.73)%           4.99%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses+++ .......................................           0.67%            0.60%++
Net investment income .......................................           6.97%            8.41%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ...........................     $1,295,131       $1,327,571
Portfolio turnover ..........................................             91%             210%
Net assets, end of period (in thousands) ....................     $1,182,120       $1,366,284
Reverse repurchase agreements outstanding, end of period
  (in thousands) ............................................     $  395,559       $  498,618
Asset coverage@ .............................................     $    3,988       $    3,740


----------
*    Commencement of investment operations.
** Net asset value and market value published in THE WALL STREET JOURNAL each Monday.
#    Net asset value immediately after the closing of the first public offering was $9.44.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the periods reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
++   Annualized.
+++ The ratios of operating expenses, including interest expense, to average net assets were 3.44%, 3.17%, 3.89%, 1.98%, and 0.97% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise taxes, to average net assets were 3.51%, 3.17%, 3.89%, 1.99% and 1.01% for the periods indicated above, respectively.
@    Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
        AND ACCOUNTING
        POLICIES

     The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells (or purchases) an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written (or purchased). Premiums received or paid from writing (or purchasing) options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: The swap option is similar to an option on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received from writing options are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains.Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Written interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended ended December 31, 1996.

     INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference bewteen the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, are distributed annually.

Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $75,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1996 aggregated $1,331,127,526 and $1,204,978,280, respectively.

     The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1996, the Trust held 0.15% of its portfolio assets in illiquid securities all of which were restricted as to resale.

     The portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

     The federal income tax basis of the Trust's investments at December 31, 1996 was the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $42,182,195 (gross unrealized appreciation -- $24,174,322; gross unrealized depreciation -- $66,356,517).

     For federal income tax purposes, the Trust had a capital loss carryforward at June 30, 1996 of approximately $59,730,000 which will expire in 2001.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     The Trust entered into two interest rate caps which settled on April 3, 1996 with notional amounts of $500 million. Under one agreement, the Trust receives the excess, if any, of 3-month LIBOR over the fixed rate of 8%. Under the other agreement, the Trust pays the excess, if any, of 3-month LIBOR over the fixed rate of 7%. The agreements terminate on April 15, 1999. At December 31, 1996 net unrealized depreciation was $145,000.

     The Trust sold a swap option ("swaption") which settled on October 18, 1996 with a notional amount of $500 million. Under this swaption, the Trust received $5,925,000.The contract consists of an option for the purchaser to enter into a swap agreement with the Trust. The swap would involve the Trust receiving a variable rate of 3-month LIBOR and the Trust paying a fixed rate of 5.50%, both based on the $500 million notional amount for a period of ten years. The option expires on June 15, 2001.At December 31, 1996, unrealized depreciation was $343,500.

     The Trust sold a swap option ("swaption") which settled on October 31, 1996 with a notional amount of $500 million. Under this swaption, the Trust received $4,225,000.The contract consists of an option for the purchaser to enter into a swap agreement with the Trust. The swap would involve the Trust receiving a variable rate of 3-month LIBOR and the Trust paying a fixed rate of 5.00%, both based on the $500 million notional amount for a period of ten years. The option expires on June 15, 2001.At December 31, 1996, unrealized depreciation was $243,500.


NOTE 4. BORROWINGS
        REVERSE REPURCHASE
        AGREEMENTS:

      The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended December 31, 1996, was approximately $469,527,027 at a weighted average interest rate of approximately 5.22%. The maximum amount of reverse repurchase agreements outstanding at any month end during the six months ended December 31, 1996, was $541,053,625 as of December 31, 1996 which was 25.30% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding during the six months ended December 31, 1996, was approxi-mately $110,146,597. For the six months ended December 31, 1996, the maximum amount of dollar rolls outstanding at any month end was $159,700,020 as of November 30, 1996, which was 8.43% of total assets.

NOTE 5. CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 142,010,583 common shares outstanding at December 31, 1996, the Adviser owned 10,583 shares.

NOTE 6. DIVIDENDS

     Subsequent to December 31, 1996, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.03333 per share payable February 28, 1997, to shareholders of record on February 14, 1997.



NOTE 7. QUARTERLY DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           NET REALIZED AND                NET INCREASE (DECREASE)
                                                                              UNREALIZED                        IN NET ASSETS
                                              NET INVESTMENT                 GAIN (LOSS)                        RESULTING FROM
      QUARTERLY             TOTAL                 INCOME                   ON INVESTMENTS                         OPERATIONS
       PERIOD               INCOME           AMOUNT     PER SHARE      AMOUNT        PER SHARE             AMOUNT         PER SHARE
       ------              --------          -------------------       -----------------------            ------------------------
July 1, 1994 to
  September 30, 1994      $24,768,303      $24,587,197    $0.17        $(14,674,730)     $(0.10)          $9,912,467        $0.07
October 1, 1994 to
  December 31, 1994        23,422,397       19,730,413     0.14         (21,121,487)      (0.14)          (1,391,074)        0.00
January 1, 1995 to
  March 31, 1995 ...       21,633,042       19,861,828     0.14          50,559,812        0.35           70,421,640         0.49
April 1, 1995 to
  June 30, 1995 ....       23,732,271       21,879,601     0.16          44,206,107        0.31           66,085,708         0.47
July 1, 1995 to
  September 30, 1995       21,981,739       19,972,420     0.14            (808,514)      (0.00)          19,163,906         0.14
October 1, 1995 to
  December 31, 1995        26,163,094       24,186,764     0.17          34,412,851        0.24           58,599,615         0.41
Jaunary 1, 1996 to
  March 31, 1996 ...       20,316,717       18,241,965     0.13         (42,252,690)      (0.30)         (24,010,725)       (0.17)
April 1, 1996 to
  June 30, 1996 ....       21,601,167       19,641,777     0.14         (15,077,390)      (0.11)           4,564,387         0.03
July 1, 1996 to
  September 30, 1996       24,064,658       22,089,356     0.16           3,293,978        0.02           25,383,334         0.18
October 1, 1996 to
  December 31, 1996        24,562,541       22,085,795     0.15          17,886,850        0.13           39,972,645         0.28
-----------------------------------------------------------------------------------------------------------------------------------

                          DIVIDENDS                                                  PERIOD
                              AND                                                      END
      QUARTERLY          DISTRIBUTIONS                        SHARE PRICE           NET ASSET
       PERIOD           AMOUNT       PER SHARE            HIGH            LOW        VALUE
     --------           ----------------------            --------------------      ----------
July 1, 1994 to
  September 30, 1994   $23,964,278      $0.17              $8 1/4         $7 3/8       $8.23
October 1, 1994 to
  December 31, 1994     23,964,272       0.17               7 7/8          7            8.05
January 1, 1995 to
  March 31, 1995 ...    20,415,369       0.14               7 5/8          7 1/4        8.40
April 1, 1995 to
  June 30, 1995 ....    20,415,375       0.15               8 1/4          7 1/2        8.72
July 1, 1995 to
  September 30, 1995    15,976,191       0.12               7 3/4          7 1/4        8.74

October 1, 1995 to
  December 31, 1995     15,976,093       0.11               7 3/4          7 1/2        9.04
Jaunary 1, 1996 to
  March 31, 1996 ...    15,976,105       0.11               7 3/4          7 3/8        8.76
April 1, 1996 to
  June 30, 1996 ....    15,976,111       0.11               7 5/8          7 1/8        8.68
July 1, 1996 to
  September 30, 1996    14,186,755       0.10               7 3/4          7 3/8        8.76
October 1, 1996 to
  December 31, 1996     18,915,728       0.13               8              7 1/2        8.91
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the calendar year ended December 31, 1996.
      During the calendar year ended December 31, 1996, the Trust paid dividends of $0.4581 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.
      For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1997.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of invesment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before June 30, 2001 while providing high monthly income.


WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment advisor for the Trust. BlackRock is a registered investment advisor specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1998. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank &Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust,which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):     Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of  securities  in
                              accordance with its stated  investment  objectives
                              and   policies.   One  of  the   advantages  of  a
                              closed-end fund is the diversification it provides through its multiple holdings.

COLLATERALIZED                Mortgage-backed securities which separate mortgage
MORTGAGE OBLIGATIONS (CMOS):  pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INTEREST-ONLY                 Mortgage securities that receive only the interest
SECURITIES (I/O):             cash flows  from an  underlying  pool of  mortgage
                              loans or underlying pass-through securities. Also known as STRIP.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date aswell as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS: Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall
                              Street Journal each Monday.

PRINCIPAL-ONLY                Mortgage   securities   that   receive   only  the
SECURITIES (P/O):             principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as STRIP.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE                       In a reverse repurchase agreement, the Trust sells
REPURCHASE AGREEMENTS:        securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED      Arrangements   in  which  a  pool  of   assets  is
SECURITIES:                   separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   The accompanying financial statements as ofDecember 31, 1996 were not audited and accordingly, no opinion is expressed on them.


                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   15th Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM




THE BLACKROCK
2001 TERM TRUST INC.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
DECEMBER 31, 1996









                               [Graphic Omitted]